UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2012

PRESSURE BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in its Charter)

MASSACHUSETTS

  (State or Other Jurisdiction of Incorporation)

0-21615	04-2652826
(Commission File Number)	(IRS Employer Identification No.)

14 Norfolk Avenue, South Easton, MA	02375
(Address of Principal Executive Offices)	(Zip Code)

(508) 230-1828

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 13, 2012, Pressure BioSciences, Inc. (the “Company”) held a Special Meeting in Lieu of the Annual Meeting of Stockholders (“Special Meeting”). At the Special Meeting, the stockholders of the Company voted on the following two proposals, each of which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 1, 2012:

Following are the voting results:

Proposal No. 1: Election of Directors. The following individuals were elected to the Company’s Board of Directors:

Nominee Fo r Withheld Broker Non-Votes

R Wayne Fritzsche 2,735,248 406,469 2,673,418

Jeffrey N. Peterson 3,025,414 116,303 2,673,418

Proposal No. 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

For Against Abstain Broker Non-Votes

5,553,624 245,431 16,080 -

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 17, 2012	PRESSURE BIOSCIENCES, INC.
/s/ Richard T. Schumacher.
	By:	____________________________________
Richard T. Schumacher, President and Chief Executive Officer